Goodwin Procter LLP

Counselors at Law

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Boston, MA 02210

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July 27, 2016

VIA EDGAR AND FEDERAL EXPRESS

United States Securities and Exchange Commission

Division of Corporation Finance

Mail Stop 4720

100 F. Street, N.E.

Washington, D.C. 20549

Attention: Suzanne Hayes

Re:	CRISPR Therapeutics AG

Amendment No. 1 to Draft Registration Statement on Form S-1

Submitted June 29, 2016

Amendment No. 2 to Draft Registration Statement on Form S-1

Submitted July 8, 2016

CIK No. 0001674416

Dear Ms. Hayes:

This letter is confidentially submitted on behalf of CRISPR Therapeutics AG (the “Company”) in response to the comments of the staff of the Division of Corporation Finance (the “Staff”) of the U.S. Securities and Exchange Commission (the “Commission”) with respect to the Company’s Amendment No. 1 to Draft Registration Statement on Form S-1, confidentially submitted on June 29, 2016 (the “Draft Registration Statement”), and Amendment No. 2 to Draft Registration Statement on Form S-1, confidentially submitted on July 8, 2016, as set forth in the Staff’s letter dated July 18, 2016 addressed to Dr. Rodger Novak, Chief Executive Officer of the Company (the “Comment Letter”). The Company is concurrently confidentially submitting its Amendment No. 3 to the Draft Registration Statement (“Amendment No. 3”), which includes changes to the Draft Registration Statement in response to the Staff’s comments.

For reference purposes, the text of the Comment Letter has been reproduced herein with responses below each numbered comment. For your convenience, we have italicized the reproduced Staff comments from the Comment Letter. Unless otherwise indicated, page references in the descriptions of the Staff’s comments refer to the Draft Registration Statement, and page references in the responses refer to Amendment No. 3. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in Amendment No. 3.

Securities and Exchange Commission

July 27, 2016

The responses provided herein are based upon information provided to Goodwin Procter LLP by the Company. In addition to confidentially submitting this letter via EDGAR, we are sending via Federal Express five (5) copies of each of this letter and Amendment No. 3 (marked to show changes from the Draft Registration Statement).

Amendment No. 1

Note to Consolidated Financial Statements

Note 7. Convertible Loans

Conversion of Convertible Loans to Series B Preferred Shares, page F-21

1.	Regarding the conversion of the Bayer convertible loan into Series B Preferred Shares, please provide us an analysis, including specific reference to authoritative literature, supporting your accounting whereby you accounted for the conversion as an accretion and recognized an $8 million charge for interest.

RESPONSE: As described in “Note 7. Convertible Loans” in Amendment No. 3 on page F-20, the Company evaluated the Bayer Convertible Loan as part of one, multiple-element arrangement and, using a relative fair value allocation, allocated $27.0 million of aggregate arrangement consideration to the loan upon issuance. The Bayer Convertible Loan contained a conversion feature that was automatically triggered, at a fixed conversion rate ($13.43 per share, as adjusted to give effect to the Company’s 3 1⁄3-for-1 forward share split that was approved by the Company’s shareholders on July 19, 2016), upon its maturity date. While the amount allocated to the Bayer Convertible Loan represents an $8.0 million discount to its $35 million face value, in accordance with ASC 470-20-30-5, the effective conversion rate ($10.36 per share, as adjusted to give effect to the share split) did not represent a beneficial conversion feature because it had no intrinsic value as it was greater than the fair value of both the underlying Series B Preferred Shares (on an as-converted basis) and the equivalent number of common shares (on an as-converted basis). The Company then determined that the $8.0 million discount should be amortized into interest expense using the effective interest method over the contractual life (i.e., one day) of the loan pursuant to ASC 835-30-35-2 through 35-3. As a result, the Company immediately recognized an $8 million charge for interest.

The Company acknowledges the guidance of ASC 470-20-40-4, which states that, upon conversion in accordance with its original terms, the carrying amount of the convertible debt without a beneficial conversion feature, including any unamortized premium or

Securities and Exchange Commission

July 27, 2016

discount, is credited to the capital accounts and no gain or loss should be recognized. Thus, an alternative view would have been to look through the legal form of the loan and view this transaction as, in substance, a conversion of the Bayer Convertible Loan prior to maturity. However, because the Bayer Convertible Loan was legally issued and matured on the same day which then automatically triggered the conversion into Series B Preferred Shares, the Company determined it would be more appropriate to respect the legal form of the loan (and the fact that it matured) and amortize the $8.0 million discount as interest expense over its contractual life of one day. While a one day contractual life is admittedly short, the Company did not believe it was appropriate to treat the discount differently than it would have been treated had the debt had been issued, for example, one week, three weeks or several months earlier.

2.	Regarding the conversion of the Vertex convertible loan into Series B Preferred Shares, please provide us an analysis, including specific reference to authoritative literature, supporting your accounting as a debt extinguishment and recording an $11.5 million gain.

RESPONSE: On October 26, 2015, the Company entered into a convertible loan agreement with Vertex and certain existing shareholders (the “Vertex Convertible Loan”) under which the Company could borrow up to $40.0 million. On various dates between November 23, 2015 and December 7, 2015, the Company borrowed aggregate net proceeds of $38.2 million.

As described in “Note 7. Convertible Loans” in Amendment No. 3 on page F-20, the qualified financing feature included in the Vertex Convertible Loan (described in fourth paragraph of Note 7 on page F-20) was triggered by the issuance of the Bayer Convertible Loan and its concurrent conversion into Series B Preferred Shares in exchange for net proceeds of $35.0 million at a price per share of $13.43 (as adjusted to give effect to the share split). The qualified financing feature was not considered to be a substantive conversion feature because the value received by the holders upon conversion was not based on the value of the underlying equity, rather, the holders were to receive a variable number of shares with an aggregate value equal to the debt principal and accrued interest outstanding based on the price per share of the qualified financing. As a result, the Company evaluated this provision as a redemption feature. As described in Note 7, the Company determined that this feature did not require separate accounting. Furthermore, when a redemption feature is exercised, it should be accounted for as an extinguishment.

ASC 470-50-40-2 indicates that for all extinguishments of debt, the difference between the reacquisition price (which includes any premium) and the net carrying amount of the debt being extinguished (which includes any deferred debt issuance costs) should be

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July 27, 2016

recognized as a gain or loss when the debt is extinguished. Upon extinguishment, the deemed fair value of the Series B Preferred Shares was $9.42 per share (as adjusted to give effect to the share split) and the reacquisition price was calculated as $26.9 million, which was equal to the 2,859,278 Series B Preferred Shares (as adjusted to give effect to the share split) that were issued multiplied by the deemed fair value per share. The net carrying amount of the debt on the date of extinguishment was $38.4 million (which presents the principal amount of debt plus accrued interest), resulting in a gain on extinguishment of $11.5 million.

Note 9. Significant Contracts

Joint Venture with Bayer Healthcare LLC, page F-27

3.	Please provide us an analysis, including specific reference to authoritative literature, supporting the following regarding the Bayer Joint Venture:

•	For recording your investment in the joint venture upon contributing $.1 million in cash and licensing your proprietary CRISPR/Cas9 gene editing technology and intellectual property for selected disease indications at the fair value of the equity interest in the Joint Venture of $36.4 million;

•	Why it is appropriate to reflect a deferred gain of $63.6 million related to the license before obtaining patent holder consent; and

•	Why you do not recognize losses of $36.4 million for the three months ended March 31, 2016 for the joint venture considering that your investment is recorded at $36.4 million and therefore has not been reduced to zero.

RESPONSE: In response to this comment and for the Staff’s convenience, we have broken out our responses under three sections responding to the three bullets in this comment.

A.	For recording your investment in the joint venture upon contributing $.1 million in cash and licensing your proprietary CRISPR/Cas9 gene editing technology and intellectual property for selected disease indications at the fair value of the equity interest in the Joint Venture of $36.4 million;

As described in Note 9. Significant Contracts – Joint Venture with Bayer Healthcare LLC in Amendment No. 3 on page F-23 (“Note 9”), the Company determined that ASC 845, Nonmonetary Transactions (“ASC 845”) did not apply to this arrangement given the amount of cash received relative to the fair value of the exchange (per ASC 845-10-15-12 and ASC 845-10-15-15). The Company also determined that the substance of the arrangement was not addressed directly by other guidance. As a result, the Company concluded that this arrangement represented a monetary exchange for which the

Securities and Exchange Commission

July 27, 2016

consideration received, including the cash and equity interest in Casebia Therapeutics LLP (“Casebia”), should be recognized at fair value and analogized to ASC 605-25, Multiple Element Arrangements, in determining the allocation of the arrangement consideration.

B.	Why it is appropriate to reflect a deferred gain of $63.6 million related to the license before obtaining patent holder consent;

As described in Note 9, the Company accounted for this arrangement by analogizing to ASC 605-25. Under ASC 605-25-25-4, a vendor is required to evaluate all deliverables identified in an arrangement to determine whether they represent separate units of accounting. Regarding the delivery of the license and the patent holder consent, in considering the guidance in ASC 605-25-25-5, the Company concluded that the license delivered did not have stand-alone value apart from the patent holder consent as, without such consent, Casebia is limited in its ability to experience the full rewards of ownership of the license. Specifically, Casebia’s license and rights thereunder may not be recognized in certain countries requiring consent of the co-patent holders.

As a result, the Company determined: (1) that these two elements represent one combined unit of accounting; and (2) the $63.6 million of arrangement consideration allocated to this combined unit of accounting should only be recognized upon delivery of the patent holder consent (i.e., when the delivery criteria for the combined unit of accounting is achieved).

C.	Why you do not recognize losses of $36.4 million for the three months ended March 31, 2016 for the joint venture considering that your investment is recorded at $36.4 million and therefore has not been reduced to zero.

As disclosed in Note 9, Casebia recognized a total loss of $73.8 million in the three months ended March 31, 2016, of which CRISPR’s 50% share was $36.9 million (which would be limited to the balance of its equity method investment of $36.4 million, since, as disclosed in the first paragraph of F-28 of Amendment No. 3, the Company has no obligation to fund the losses of Casebia). Included in Casebia’s loss was its expense associated with the CRISPR license of $71.4 million, of which the Company’s share was $35.7 million. Casebia determined that its acquisition of the CRISPR license represented in-process research and development with no alternative future use, which was therefore expensed upon acquisition in accordance with ASC 730. As described in response B above, the Company deferred recognition of the gain associated with the CRISPR license contributed to Casebia and concluded that it would recognize its share of the related equity method expense upon delivery of the patent holder consent. The Company views the recognition of a net gain from the transaction to most appropriately reflect the substance of the arrangement as the loss incurred by Casebia and the deferred gain result from the same transaction.

Securities and Exchange Commission

July 27, 2016

In reaching its conclusion, the Company considered the guidance in ASC 323-10-35-7 through 35-11, which requires the elimination of intra-entity profits and losses for assets still remaining with an investor. While ASC 323 does not address the accounting for intra-entity liabilities (i.e., the Company’s deferred gain described in response B, above) the Company analogized to this guidance and eliminated the intra-entity loss related to the deferred gain remaining on the Company’s financial statements as of March 31, 2016. Consistent with that framework, the intra-entity loss recognized by Casebia associated with the CRISPR license will be eliminated until such time that the related deferred gain is realized by the Company. As the deferred gain had yet to be realized by the Company during the quarter, the Company eliminated the intra-entity loss of $35.7 million from their equity method accounting. The Company notes that the difference between the investment of $36.4 million and the intra-entity elimination of $35.7 million was $0.7 million, which the Company concluded was not material to reported results. Upon delivery of the patent holder consent, the Company anticipates recognition of the deferred gain ($63.6 million) along with the deferred cash consideration ($15.0 million) offset by the recognition of the intra-entity losses described above ($35.7 million), resulting in a net gain of $42.9 million.

The Company also considered the accounting framework for gain recognition for monetary exchanges described under ASC 845-10-25-9 and ASC 845-10-55-28 and gain recognition for the derecognition of a group of assets not meeting the definition of a business described under ASC 810-10-40-5. The Company concluded that, with the exception of the differences stemming from the relative fair value allocations to the various deliverables (necessary given the multiple elements to this transaction as disclosed in Note 9 and noted in responses to A and B above), the Company’s planned recognition approximates the amounts that would have been recognized if this transaction had been accounted for under the guidance in ASC 845 and ASC 810.

Amendment No. 2

Exhibit Index

4.	We note you are seeking confidential treatment of portions of certain agreements filed as exhibits. Please note we will provide any comments on your application separately.

RESPONSE: The Company respectfully acknowledges the Staff’s comment.

Securities and Exchange Commission

July 27, 2016

If you should have any questions concerning the enclosed matters, please contact the undersigned at (617) 570-1393.

Sincerely,

/s/ Robert E. Puopolo

Robert E. Puopolo

cc:	Rodger Novak, M.D., Chief Executive Officer, CRISPR Therapeutics AG

Marc Becker, Chief Financial Officer, CRISPR Therapeutics AG

Mitchell S. Bloom, Esq., Goodwin Procter LLP

Patrick O’Brien, Esq., Ropes & Gray LLP

Paul Kinsella, Esq., Ropes & Gray LLP